                                 AMENDMENT NO. 2
                              TO THE FIRST RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

     The First Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, and as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective February 28, 2007, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the name change of AIM Enhanced Short Bond Fund to AIM LIBOR Alpha Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM COUNSELOR SERIES TRUST             CHARGE     FEE        FEE
--------------------------            -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Floating Rate Fund                 0.25%     0.25%      0.50%
AIM Structured Core Fund               0.25%     0.25%      0.50%
AIM Structured Growth Fund             0.25%     0.25%      0.50%
AIM Structured Value Fund              0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM EQUITY FUNDS                      CHARGE      FEE        FEE
----------------                      -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Capital Development Fund           0.25%     0.25%      0.50%
AIM Charter Fund                       0.25%     0.25%      0.50%
AIM Constellation Fund                 0.25%     0.25%      0.50%
AIM Diversified Dividend Fund          0.25%     0.25%      0.50%
AIM Large Cap Basic Value Fund         0.25%     0.25%      0.50%
AIM Large Cap Growth Fund              0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM FUNDS GROUP                       CHARGE      FEE        FEE
---------------                       -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Basic Balanced Fund                0.25%     0.25%      0.50%
AIM Mid Cap Basic Value Fund           0.25%     0.25%      0.50%
AIM Small Cap Equity Fund              0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM GROWTH SERIES                     CHARGE      FEE        FEE
-----------------                     -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Basic Value Fund                   0.25%     0.25%      0.50%
AIM Conservative Allocation Fund       0.25%     0.25%      0.50%
AIM Global Equity Fund                 0.25%     0.25%      0.50%
AIM Growth Allocation Fund             0.25%     0.25%      0.50%
AIM Income Allocation Fund             0.25%     0.25%      0.50%
AIM Independence Now Fund              0.25%     0.25%      0.50%
AIM Independence 2010 Fund             0.25%     0.25%      0.50%
AIM Independence 2020 Fund             0.25%     0.25%      0.50%
AIM Independence 2030 Fund             0.25%     0.25%      0.50%
AIM Independence 2040 Fund             0.25%     0.25%      0.50%
AIM Independence 2050 Fund             0.25%     0.25%      0.50%
AIM International Allocation Fund      0.25%     0.25%      0.50%
AIM Mid Cap Core Equity Fund           0.25%     0.25%      0.50%
AIM Moderate Allocation Fund           0.25%     0.25%      0.50%
AIM Moderate Growth Allocation Fund    0.25%     0.25%      0.50%
AIM Moderately Conservative
   Allocation Fund                     0.25%     0.25%      0.50%
AIM Small Cap Growth Fund              0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS        CHARGE      FEE        FEE
------------------------------        -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM European Growth Fund               0.25%     0.25%      0.50%
AIM International Core Equity Fund     0.25%     0.25%      0.50%
AIM International Growth Fund          0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM INVESTMENT FUNDS                  CHARGE      FEE        FEE
--------------------                  -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM LIBOR Alpha Fund                   0.25%     0.25%      0.50%
AIM Trimark Endeavor Fund              0.25%     0.25%      0.50%
AIM Trimark Fund                       0.25%     0.25%      0.50%
AIM Trimark Small Companies Fund       0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM INVESTMENT SECURITIES FUNDS       CHARGE      FEE        FEE
-------------------------------       -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Global Real Estate Fund            0.25%     0.25%      0.50%
AIM Income Fund                        0.25%     0.25%      0.50%
AIM Intermediate Government Fund       0.25%     0.25%      0.50%
AIM Money Market Fund                  0.25%     0.25%      0.50%
AIM Real Estate Fund                   0.25%     0.25%      0.50%
AIM Short Term Bond Fund               0.25%     0.25%      0.50%
AIM Total Return Bond Fund             0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM SECTOR FUNDS                      CHARGE      FEE        FEE
----------------                      -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Leisure Fund                       0.25%     0.25%      0.50%

                                      MINIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
AIM STOCK FUNDS                       CHARGE      FEE        FEE
---------------                       -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Dynamics Fund                      0.25%     0.25%      0.50%"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: February 28, 2007


                                       3